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Exhibit 2.1

THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED. THIS LETTER OF TRANSMITTAL IS FOR USE IN ACCEPTING THE OFFER BY DENISON MINES CORP. TO PURCHASE ALL OUTSTANDING COMMON SHARES (INCLUDING ASSOCIATED RIGHTS UNDER THE SHAREHOLDER RIGHTS PLAN) OF ROCKGATE CAPITAL CORP.

LETTER OF TRANSMITTAL

for the deposit of Shares and SRP Rights
of
ROCKGATE CAPITAL CORP.
under the Offer dated September 19, 2013
made by
DENISON MINES CORP.

THE OFFER IS OPEN FOR ACCEPTANCE UNTIL 4:00 P.M. (TORONTO TIME) ON OCTOBER 25, 2013 (THE "EXPIRY TIME") UNLESS THE OFFER IS EXTENDED OR WITHDRAWN.

USE THIS LETTER OF TRANSMITTAL IF:

1.
YOU WISH TO ACCEPT THE OFFER AND ARE DEPOSITING COMMON SHARE CERTIFICATE(S)/DRS ADVICE AND, IF APPLICABLE, RIGHTS CERTIFICATE(S);

2.
YOU ARE ACCEPTING THE OFFER USING THE PROCEDURES FOR BOOK-ENTRY TRANSFER WITH DTC AND DO NOT HAVE AN AGENT'S MESSAGE; OR

3.
YOU PREVIOUSLY DEPOSITED SHARES AND/OR SRP RIGHTS PURSUANT TO A NOTICE OF GUARANTEED DELIVERY.

        This Letter of Transmittal (the "Letter of Transmittal"), or a manually executed facsimile hereof, properly completed and executed, together with all other required documents, is to be used to deposit common shares (the "Shares"), of Rockgate Capital Corp. ("Rockgate") under the offer dated September 19, 2013 (the "Offer") made by Denison Mines Corp. ("Denison") to purchase, upon and subject to the terms and conditions of the Offer, all of the issued and outstanding Shares, including all Shares that may become issued and outstanding after the date of the Offer but before the Expiry Time upon the exercise of Options (as defined in the Offer and Circular, as defined below), together with any SRP Rights (as such term is defined in the Offer and Circular) attached to such Shares pursuant to the Shareholder Rights Plan (as such term is defined in the Offer and Circular), and must be received by Computershare Investor Services Inc. (the "Depositary") at or prior to the Expiry Time at its office specified below.

        Pursuant to the Offer, holders of Shares (the "Shareholders") will receive, for each Share (including associated SRP Right) held 0.192 of a common share (each whole common share, a "Denison Share"). No fractional Denison Shares will be issued under the Offer. Any Shareholder who would otherwise be entitled to receive a fractional Denison Share will receive the applicable number of Denison Shares, rounded down to the nearest whole number.

        Shareholders can also accept the Offer by following the procedures for book-entry transfer set forth in Section 3 of the Offer, "Manner of Acceptance — Acceptance by Book-Entry Transfer". A Shareholder accepting the Offer by following the procedures for book-entry transfer does not need to use this Letter of Transmittal unless such Shareholder is following the procedures for book-entry transfer with DTC and does not have an accompanying Agent's Message. A Shareholder who utilizes DTC to accept the Offer by causing DTC to deliver an Agent's Message of the book-entry transfer of such Shareholder's Shares (including associated SRP Rights) will be bound by the terms of this Letter of Transmittal as if executed by such Shareholder. Shareholders who utilize CDSX to accept the Offer through a book-entry transfer will be deemed to have completed and submitted a Letter of Transmittal and be bound by the terms hereof. Accordingly, where Shares (including associated SRP Rights) are deposited by way of book-entry transfer without delivery of an executed Letter of Transmittal, unless the context otherwise requires, references herein to the "undersigned" are to the person on whose behalf that book-entry transfer is made (notwithstanding that such person has not executed a Letter of Transmittal).

        If a Shareholder wishes to deposit Shares (including associated SRP Rights) under the Offer and (a) the certificate(s) representing the Shares/DRS Advice and/or if the Separation Time (as defined in the Shareholder Rights Plan) has occurred prior to the Expiry Time, certificate(s) evidencing the SRP Rights (the "Rights Certificates") is (are) not immediately available, (b) the Shareholder cannot complete the procedure for book-entry transfer of the Shares on a timely basis, (c) the certificate(s)/DRS Advice and all other required documents cannot be delivered to the Depositary prior to the Expiry Time, or (d) if the Separation Time has occurred prior to the Expiry Time but Rights Certificates have not been distributed to Shareholders prior to the Expiry Time, those Shares (including associated SRP Rights) may nevertheless be deposited under the Offer in compliance with the procedures for guaranteed delivery set forth in Section 3 of the Offer, "Manner of Acceptance — Procedure for Guaranteed Delivery" by using the accompanying Notice of Guaranteed Delivery (printed on pink paper) or a manually executed facsimile thereof, accompanying the Offer and Circular. See Instruction 2 below, "Procedure for Guaranteed Delivery".

        The terms and conditions of the Offer are incorporated by reference in this Letter of Transmittal. Capitalized terms used but not defined in this Letter of Transmittal which are defined in the Offer and related circular dated September 19, 2013 (the "Offer and Circular") have the respective meanings ascribed thereto in the Offer and Circular. All dollar references in this Letter of Transmittal refer to Canadian dollars, except where otherwise indicated.

        As used herein, the term "U.S. Shareholder" means a beneficial owner of Shares that is (a) an individual citizen or resident of the United States, for U.S. federal income tax purposes, (b) a corporation, partnership or other entity taxable as a corporation or partnership created or organized under the laws of the United States or any State thereof, (c) an estate the income of which is subject to U.S. federal income tax without regard to its source or (d) a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust, or the trust has elected to be treated as a domestic trust for U.S. federal income tax purposes.

        Questions or requests for assistance in accepting the Offer, completing this Letter of Transmittal and depositing Shares (including associated SRP Rights) with the Depositary may be directed to the Depositary or the Information Agent. Their contact details are provided at the end of this document. Shareholders whose Shares are registered in the name of an investment advisor, stockbroker, bank, trust company or other nominee should immediately contact that nominee for assistance if they wish to accept the Offer in order to take the necessary steps to be able to deposit such Shares (including associated SRP Rights) under the Offer.

        DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN THE ADDRESS OF THE DEPOSITARY SET FORTH BELOW WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY.

        YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE PROVIDED BELOW AND IF YOU ARE A U.S. SHAREHOLDER, YOU MUST ALSO COMPLETE THE FORM W-9 SET FORTH BELOW (SEE INSTRUCTION 7 BELOW, "FORM W-9 FOR U.S. SHAREHOLDERS ONLY"). IF YOU HAVE A U.S. ADDRESS, BUT ARE NOT A U.S. SHAREHOLDER, PLEASE SEE INSTRUCTION 7 BELOW.

Please read carefully the Instructions set forth below before completing this Letter of Transmittal.

TO:	DENISON MINES CORP.
AND TO:	COMPUTERSHARE INVESTOR SERVICES INC.

        The undersigned delivers to you the enclosed certificate(s) representing Shares/DRS Advice deposited under the Offer. Subject only to the withdrawal rights in respect of the Shares described in the Offer and Circular or available at Law, the undersigned irrevocably accepts the Offer for such Shares upon the terms and conditions contained in the Offer and this Letter of Transmittal. The following are the details of the enclosed certificate(s)/DRS Advice:

Box 1

SHARES (Please print or type. If space is insufficient, please attach a list to this Letter of Transmittal in the form below.)

Certificate Number(s)/DRS Advice Statement Number(s) (if available)*	Name(s) in Which Share(s) is (are) Registered (fill in exactly as name(s) appear(s) on certificate(s)/DRS Advice)	Number of Shares Represented by Certificate(s)/DRS Advice*	Number of Shares Deposited**

TOTAL:

*
You do not need to complete these columns in respect of Shares deposited by book-entry transfer.

**
Unless otherwise indicated, the total number of Shares evidenced by all certificates/DRS Advice delivered will be deemed to have been deposited. See Instruction 6 below, "Partial Deposits".

        The undersigned understands that by depositing the Shares to the Offer, the undersigned will be deemed to have deposited associated SRP Rights. Shareholders are required to deposit one SRP Right for each Share in order to effect a valid deposit of such Share or, if available, a Book-Entry Confirmation must be received by the Depositary with respect thereto. No additional payment will be made for SRP Rights and no amount of the consideration to be paid by Denison will be allocated by Denison to SRP Rights. Please note that you need not complete Box 2 if the Separation Time has not occurred prior to the Expiry Time. The following are the details of the enclosed certificate(s):

Box 2

SRP RIGHTS
(Please print or type. If space is insufficient, please attach a list to this Letter of Transmittal in the form below.)

Certificate Number(s) (if available)	Name(s) in Which Share(s) is (are) Registered (fill in exactly as name(s) appear(s) on certificate(s))	Number of SRP Rights Represented by Certificate(s)*	Number of SRP Rights Deposited**

TOTAL:

*
You do not need to complete these columns in respect of SRP Rights deposited by book-entry transfer.

**
Unless otherwise indicated, the total number of SRP Rights evidenced by all certificates delivered will be deemed to have been deposited. See Instruction 6 below, "Partial Deposits".

        The following procedures must be followed in order to effect the valid deposit of SRP Rights:

        If the Separation Time does not occur prior to the Expiry Time, a deposit of Shares will also constitute a deposit of the associated SRP Rights. If the Separation Time occurs prior to the Expiry Time and Rights Certificates are distributed to Shareholders prior to the time that a Shareholder deposits its Shares pursuant to the Offer, in order for the Shares to be validly deposited, Rights Certificate(s) representing SRP Rights equal in number to the number of Shares deposited must be delivered to the Depositary. If the Separation Time occurs prior to the Expiry Time and Rights Certificates have not been distributed to Shareholders by the time that a Shareholder deposits its Shares pursuant to the Offer, the Shareholder may deposit its SRP Rights prior to receiving Rights Certificate(s) by using the procedures for guaranteed delivery described herein. In any case, a deposit of Shares constitutes an agreement by the Shareholder to deliver Rights Certificate(s) representing the associated SRP Rights to the Depositary prior to 4:00 p.m. (Toronto time) on the third trading day on the Toronto Stock Exchange ("TSX") after the date, if any, that Rights Certificates are distributed to Shareholders. Denison reserves the right to require, if the Separation Time occurs prior to the Expiry Time, that the Depositary receives Rights Certificate(s) from a Shareholder representing such SRP Rights prior to Denison taking up the Shares deposited (together with any SRP Rights attached to such shares (the "Deposited Shares") for payment pursuant to the Offer.

        The undersigned acknowledges receipt of the Offer and Circular and acknowledges and agrees that:

  (a)
  the deposit of Shares (including associated SRP Rights) under the Offer will constitute a binding agreement between the undersigned and Denison, upon and subject to the terms and conditions of the Offer and this Letter of Transmittal;

  (b)
  the deposit of Shares constitutes an agreement by the undersigned to deliver Rights Certificate(s) representing the associated SRP Rights, to the Depositary prior to 4:00 p.m. (Toronto time) on the third trading day on the TSX after the date, if any, that Rights Certificate(s) are distributed to the undersigned; and

  (c)
  Denison reserves the right to require, if a Separation Time occurs prior to the Expiry Time, that the Depositary receives Rights Certificate(s) from the undersigned representing SRP Rights prior to Denison taking up the Deposited Shares for payment pursuant to the Offer.

        The undersigned represents and warrants that:

  (d)
  the undersigned has full power and authority to deposit, sell, assign and transfer (i) the Deposited Shares, and (ii) all rights and benefits arising from such Deposited Shares, including, without limitation, any and all dividends, distributions, payments, securities, property, rights or other interests that may be declared, paid, accrued, issued, distributed, made or transferred on or in respect of the Deposited Shares or any of them on and after the date of the Offer, including, without limitation, any dividends, distributions or payments on such dividends, distributions, payments, securities, property, rights or other interests (collectively, "Distributions");

  (e)
  the undersigned owns the Deposited Shares;

  (f)
  the Deposited Shares and Distributions have not been sold, assigned or transferred, nor has any agreement been entered into to sell, assign or transfer any of the Deposited Shares and Distributions, to any other person;

  (g)
  the deposit of the Deposited Shares and Distributions complies with applicable Laws; and

  (h)
  when the Deposited Shares and Distributions are taken up and paid for by Denison, Denison will acquire good title thereto, free and clear of all liens, restrictions, charges, encumbrances, claims and rights of others.

        IN CONSIDERATION OF THE OFFER AND FOR VALUE RECEIVED, upon the terms and subject to the conditions set forth in the Offer and in this Letter of Transmittal, subject only to the withdrawal rights in respect of the Shares described in the Offer or available at Law, the undersigned irrevocably accepts the Offer for and in respect of the Deposited Shares and (unless the deposit is made pursuant to the procedure for book-entry transfer set forth in Section 3 of the Offer, "Manner of Acceptance — Acceptance by Book-Entry Transfer") delivers to Denison the enclosed Share (including associated SRP Right) certificate(s)/DRS Advice representing the Deposited Shares and deposits, sells, assigns and transfers to Denison all right, title and interest in and to the Deposited Shares, and in and to all rights and benefits arising from the Deposited Shares and any and all Distributions.

        The undersigned acknowledges that under certain circumstances Denison may, among other things, (i) vary, extend or terminate the Offer (see Section 5 of the Offer, "Extension, Variation or Change in the Offer"), or (ii) make such adjustments as it considers appropriate to the Purchase Price and other terms of the Offer to reflect any changes on or after the date of the Offer in the Shares (including associated SRP Rights) or Rockgate's capitalization (see Section 9 of the Offer, "Changes in Capitalization; Adjustments; Liens"). In addition, the undersigned acknowledges that if, on or after the date of the Offer, Rockgate should declare, set aside or pay any dividend or other Distribution, which is payable or distributable to Shareholders on a record date prior to the date of transfer into the name of Denison or its nominee or transferee on the securities registers maintained by or on behalf of Rockgate in respect of Shares (including associated SRP Rights) accepted for purchase under the Offer, then Denison may reduce the Purchase Price per share payable pursuant to the Offer or the undersigned may be required to promptly transfer to Denison such Distributions, all in accordance with the terms of the Offer (see Section 3 of the Offer, "Manner of Acceptance — Dividends and Distributions").

        The undersigned irrevocably constitutes and appoints effective at and after the time (the "Effective Time") that Denison takes up the Deposited Shares, Denison, each director and officer of Denison and any other person designated by Denison in writing, as the true and lawful agent, attorney, attorney-in-fact and proxy of the holder of the Deposited Shares with respect to the Deposited Shares, including any Distributions, with full power of substitution (such power of attorney, being coupled with an interest, being irrevocable), in the name of and on behalf of such Shareholder:

  (a)
  to register or record the transfer and/or cancellation of such Deposited Shares (including any Distributions to the extent consisting of securities) on the appropriate registers maintained by or on behalf of Rockgate;

  (b)
  to exercise any and all rights of such Deposited Shares including, without limitation, the right to vote any and all of such Deposited Shares, the right to execute and deliver (provided the same is not contrary to applicable laws), as and when requested by Denison, any and all instruments of proxy, authorizations, requisitions, resolutions (whether in writing or otherwise and including any counterparts thereof), consents and directions in form and on terms satisfactory to Denison in respect of any or all Deposited Shares, the right to revoke any such instruments, authorizations, requisitions, resolutions, consents or directions, given prior to or after the Effective Time, and the right to designate in any such instruments, authorizations, requisitions, resolutions, consents and directions, any person or persons as the proxy of such Shareholder in respect of such Deposited Shares for all purposes including, without limitation, in connection with any meeting or meetings (whether annual, special or otherwise, or any adjournments thereof, including, without limitation, any meeting to consider a Subsequent Acquisition Transaction (as defined in the Offer and Circular)) of holders of relevant securities of Rockgate;

  (c)
  to execute, endorse and negotiate, for and in the name of and on behalf of such Shareholder, any and all cheques or other instruments representing any Distributions payable to or to the order of, or endorsed in favour of, such Shareholder and/or designate in any instruments of proxy any person(s) as the proxy or the proxy nominee(s) of such Shareholder in respect of such Distributions for all purposes; and

  (d)
  to exercise any other rights of a Shareholder with respect to such Deposited Shares (including any Distributions).

        The undersigned revokes any and all other authority, whether as agent, attorney, attorney-in-fact, proxy or otherwise, previously conferred or agreed to be conferred by the undersigned at any time with respect to the Deposited Shares, and agrees that no subsequent authority, whether as agent, attorney, attorney-in-fact, proxy or otherwise will be granted with respect to the Deposited Shares or any Distribution by or on behalf of the undersigned unless the Deposited Shares are not taken up and paid for in accordance with the terms of the Offer or are withdrawn in accordance with Section 8 of the Offer, "Withdrawal of Deposited Shares".

        The undersigned also agrees not to vote any of the Deposited Shares at any meeting (whether annual, special or otherwise or any adjournment(s) or postponement(s) thereof, including, without limitation, any meeting to consider a Subsequent Acquisition Transaction) of holders of relevant securities of Rockgate and, except as may be agreed to by Denison in writing, not to exercise any of the other rights or privileges attached to the Deposited Shares, and agrees to execute and deliver to Denison any and all instruments of proxy, authorizations, consents and directions in respect of all or any of the Deposited Shares, and agrees to designate or appoint in any such instruments of proxy, authorizations, consents and directions the person or persons specified by Denison as the proxy or proxy nominee or nominees of the holder of the Deposited Shares. Upon such appointment, all prior proxies and other authorizations (including, without limitation, all appointments of any agent, attorney or attorney-in-fact) or consents given by the holder of such Deposited Shares with respect thereto will be revoked and no subsequent proxies or other authorization or consents may be given by such person with respect thereto.

        The undersigned covenants to execute, upon request of Denison, any additional documents, transfers and other assurances as may be necessary or desirable to complete the sale, assignment and transfer of the Deposited Shares to Denison. Each authority herein conferred or agreed to be conferred is, to the extent permitted by applicable Laws, irrevocable and may be exercised during any subsequent legal incapacity of the undersigned and shall, to the extent permitted by applicable Laws, survive the death or incapacity, bankruptcy or insolvency of the undersigned and all obligations of the undersigned herein shall be binding upon the heirs, executors, administrators, attorneys, personal representatives, successors and assigns of the undersigned.

        The Depositary will act as the agent of persons who have deposited Shares (including associated SRP Rights) in acceptance of the Offer for the purposes of receiving payment from Denison and transmitting such payment to such persons, and receipt of payment by the Depositary will be deemed to constitute receipt of payment by persons depositing Shares (including associated SRP Rights) under the Offer.

        Settlement with each Shareholder who has deposited (and not withdrawn) Shares (including associated SRP Rights) under the Offer that have been taken up and accepted for payment will be made by the Depositary by forwarding a DRS Advice representing Denison Shares (or, in the case of Shares (including associated SRP Rights) deposited by book-entry transfer, the credit of Denison Shares), by crediting the Denison Shares to the account at CDS or DTC, as applicable, from which such book-entry transfer was made.

        Unless otherwise directed in this Letter of Transmittal, the DRS Advice representing Denison Shares (or, in the case of Shares (including associated SRP Rights) deposited by book-entry transfer, the credit of Denison Shares) will be issued in the name of the registered holder of the Shares (including associated SRP Rights) so deposited. Unless the undersigned instructs the Depositary to hold the DRS Advice representing Denison Shares for pick-up by checking the appropriate box (Block D) in this Letter of Transmittal the DRS Advice representing Denison Shares (except in the case of Shares (including associated SRP Rights) deposited by book-entry transfer) will be forwarded by first class mail to such Shareholder at the address specified in this Letter of Transmittal. If no such address is specified, the DRS Advice representing Denison Shares will be sent to the address of the registered holder as shown on the securities register maintained by or on behalf of Rockgate. DRS Advice mailed in accordance with this paragraph will be deemed to be delivered at the time of mailing. Pursuant to applicable Laws, Denison may, in certain circumstances, be required to make withholdings from the amount otherwise payable to a Shareholder. The undersigned understands and acknowledges that under no circumstances will interest accrue, or be paid by Denison or the Depositary by reason of any delay in making payments for any Shares (including associated SRP Rights) to any person on account of Shares (including associated SRP Rights) accepted for payment under the Offer.

        Any Deposited Shares that are not taken up and paid for by Denison pursuant to the terms and conditions of the Offer for any reason will be returned, at Denison's expense, to the depositing Shareholder as soon as practicable after the Expiry Time or withdrawal or termination of the Offer by either: (i) sending certificates/DRS Advice representing the Shares (including associated SRP Rights) not purchased by first class insured mail to the address of the depositing Shareholder specified in this Letter of Transmittal or, if such name or address is not so specified, in such name and to such address as shown on the securities register maintained by or on behalf of Rockgate; or (ii) in the case of Shares (including associated SRP Rights) deposited by book-entry transfer, pursuant to the procedures set out in Section 3 of the Offer, "Manner of Acceptance — Acceptance by Book-Entry Transfer", crediting such Shares (including associated SRP Rights) to the account at CDS or DTC, as applicable, from which such book-entry transfer was made.

        Shareholders will not be required to pay any fee or commission if they accept the Offer by depositing their Shares (including associated SRP Rights) directly with the Depositary.

        By reason of the use by the undersigned of an English language form of Letter of Transmittal, the undersigned shall be deemed to have required that any contract evidenced by the Offer as accepted through this Letter of Transmittal, as well as all documents related thereto, be drawn exclusively in the English language. En raison de l'usage d'une lettre d'envoi en langue anglaise par le soussigne, le soussigne est repute avoir requis que tout contrat atteste par l'offre et son acceptation par cette lettre d'envoi, de meme que tous les documents qui s'y rapportent, soient rediges exclusivement en langue anglaise.

SHAREHOLDER INFORMATION AND INSTRUCTIONS

Before signing this Letter of Transmittal please review carefully and complete the following boxes, as appropriate.

BLOCK A REGISTRATION AND PAYMENT INSTRUCTIONS ISSUE SHARE CERTIFICATE/DRS ADVICE REPRESENTING DENISON SHARES IN THE NAME OF: (please print or type)

(Name)

(Street Address and Number)

(City and Province or State)

(Country and Postal (Zip) Code)

(Telephone — Business Hours)

(Tax Identification, Social Insurance or Social Security Number)

BLOCK B DELIVERY INSTRUCTIONS
SEND SHARE CERTIFICATE/DRS ADVICE REPRESENTING DENISON SHARES (Unless Block D is checked) TO:
☐ Same as address in Block A or to:

(Name)

(Street Address and Number)

(City and Province or State)

(Country and Postal (Zip) Code)

(Telephone — Business Hours)

(Tax Identification, Social Insurance or Social Security Number)
* The delivery instructions given in this Block B will also be used to return certificate(s)/DRS Advice representing Shares (including associated SRP Rights) if required for any reason.

BLOCK C TAXPAYER IDENTIFICATION NUMBER U.S. residents/citizens must provide their Taxpayer Identification Number

(Taxpayer Identification Number)

If you are a U.S. Shareholder or are acting on behalf of a U.S. Shareholder, in order to avoid backup withholding you must complete the Form W-9 included below, or otherwise provide certification that you are exempt from backup withholding. If you are not a U.S. Shareholder, but have a U.S. address, you must provide a completed U.S. Internal Revenue Service Form W-8 in order to avoid backup withholding. See Instruction 7 below, "Form W-9 for U.S. Shareholders Only", for further details.

BLOCK D SPECIAL PICK-UP INSTRUCTIONS

☐ HOLD SHARE CERTIFICATE/DRS ADVICE REPRESENTING DENISON SHARES FOR PICK-UP AT THE OFFICE OF THE DEPOSITARY WHERE THIS LETTER OF TRANSMITTAL IS DEPOSITED (check box)

BLOCK E DEPOSIT PURSUANT TO NOTICE OF GUARANTEED DELIVERY
☐ CHECK HERE IF SHARES OR SRP RIGHTS ARE BEING DEPOSITED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE OFFICE OF THE DEPOSITARY AND COMPLETE THE FOLLOWING: (please print or type)

Name of Registered Holder

Date of Execution of Guaranteed Delivery

Window Ticket Number (if any)

Name of Institution which Guaranteed Delivery

BLOCK F U.S. SHAREHOLDERS — TAX
INDICATE WHETHER OR NOT YOU ARE A U.S. SHAREHOLDER, ARE ACTING ON BEHALF OF A U.S. SHAREHOLDER OR HAVE A U.S. ADDRESS:
☐ The person signing this Letter of Transmittal represents that it is not a U.S. Shareholder, is not acting on behalf of a U.S. Shareholder and does not have a U.S. address; or
☐ The person signing this Letter of Transmittal represents that it is a U.S. Shareholder, is acting on behalf of a U.S. Shareholder or has a U.S. address.

IF YOU ARE (I) A U.S. SHAREHOLDER, (II) ARE ACTING ON BEHALF OF A U.S. SHAREHOLDER OR (III) HAVE A U.S. ADDRESS, THEN IN ORDER TO AVOID BACK-UP WITHHOLDING YOU MUST COMPLETE AND SUBMIT TO THE DEPOSITARY THE FORM W-9 INCLUDED BELOW, OR OTHERWISE PROVIDE CERTIFICATION THAT YOU ARE EXEMPT FROM BACKUP WITHHOLDING, AS PROVIDED IN INSTRUCTION 7 BELOW. IF YOU REQUIRE A FORM W-8, PLEASE CONTACT THE DEPOSITARY.

BLOCK G SHAREHOLDER SIGNATURE
By signing below, the Shareholder expressly agrees to the terms and conditions set forth above.

Signature guaranteed by (if required under Instruction 3 below):	Dated:

Authorized Signature of Guarantor	Signature of Shareholder or Authorized Representative (see Instructions 2, 3 and 4 below)

Name of Guarantor (please print or type)	Name of Shareholder or Authorized Representative (please print or type)

Address of Guarantor (please print or type)	Daytime telephone number and facsimile number of Shareholder or Authorized Representative

Tax Identification, Social Insurance or Social Security Number

 INSTRUCTIONS

1.     Use of Letter of Transmittal

  (a)
  This Letter of Transmittal, or a manually executed facsimile hereof, properly completed and executed, with the signature(s) guaranteed, if required by Instruction 3 below, together with the accompanying certificate(s)/DRS Advice representing the Deposited Shares (or, alternatively, Book-Entry Confirmation with respect thereto), and all other documents required by the terms of the Offer and this Letter of Transmittal must be received by the Depositary at its office specified in this Letter of Transmittal at or prior to the Expiry Time, unless the Offer is extended or withdrawn or unless the procedure for guaranteed delivery set out in Instruction 2 below is used.

  (b)
  The method used to deliver this Letter of Transmittal, any accompanying certificate(s)/DRS Advice representing Shares (including associated SRP Rights) and all other required documents is at the option and risk of the Shareholder depositing these documents. Denison recommends that these documents be delivered by hand to the Depositary and that a receipt be obtained or, if mailed, that registered mail, with return receipt requested, be used and that proper insurance be obtained. It is suggested that any such mailing be made sufficiently in advance of the Expiry Time to permit delivery to the Depositary at or prior to the Expiry Time. Delivery will only be effective upon actual physical receipt by the Depositary.

  (c)
  Shareholders whose Shares (including associated SRP Rights) are registered in the name of an investment advisor, stockbroker, bank, trust company or other nominee should immediately contact such nominee for assistance in depositing their Shares (including associated SRP Rights).

2.     Procedure for Guaranteed Delivery

        If a Shareholder wishes to deposit Shares under the Offer and (i) the certificate(s)/DRS Advice representing the Shares and/or if the Separation Time has occurred prior to the Expiry Time, the Rights Certificate(s) is (are) not immediately available; (ii) the certificate(s)/DRS Advice and all other required documents cannot be delivered to the Depositary at or prior to the Expiry Time; or (iii) if the Separation Time has occurred prior to the Expiry Time but Rights Certificates have not been distributed to Shareholders prior to the Expiry Time, those Shares (including associated SRP Rights) may nevertheless be deposited validly under the Offer provided that all of the following conditions are met:

  (a)
  the deposit is made by or through an Eligible Institution (as defined below);

  (b)
  the Notice of Guaranteed Delivery or a manually executed facsimile hereof, properly completed and executed, including the guarantee of delivery by an Eligible Institution in the form set out below, is received by the Depositary at its office in Toronto, Ontario specified in the Notice of Guaranteed Delivery at or prior to the Expiry Time;

  (c)
  the certificate(s)/DRS Advice representing all Deposited Shares, and if the Separation Time has occurred prior to the Expiry Time and Rights Certificates have been distributed to Shareholders prior to the Expiry Time, the Rights Certificates representing the associated SRP Rights, in proper form for transfer, together with a Letter of Transmittal, or a manually executed facsimile thereof, properly completed and executed, with the signatures guaranteed, if required, in accordance with the instructions set out in this Letter of Transmittal and all other documents required by the terms of the Offer and this Letter of Transmittal, are received by the Depositary at its office in Toronto, Ontario specified in this Letter of Transmittal at or prior to 4:00 p.m. (Toronto time) on the third trading day on the TSX after the Expiry Time; and

  (d)
  if the Separation Time has occurred prior to the Expiry Time but Rights Certificates have not been distributed to Shareholders prior to the Expiry Time, the Rights Certificates representing the deposited SRP Rights, together with a Letter of Transmittal, or a manually executed facsimile thereof, properly completed and duly executed with signatures guaranteed if so required in accordance with this Letter of Transmittal, and all other documents required by this Letter of Transmittal are received by the

    Depositary at its office set forth herein on or prior to 4:00 p.m. (Toronto time) on the third trading day on the TSX after the date, if any, that Rights Certificates are distributed to Shareholders.

        The Notice of Guaranteed Delivery must be delivered by hand or courier or transmitted by facsimile or mailed to the Depositary at its office in Toronto, Ontario specified in the Notice of Guaranteed Delivery at or prior to the Expiry Time and must include a guarantee by an Eligible Institution in the form set out in the Notice of Guaranteed Delivery. Delivery of the Notice of Guaranteed Delivery and this Letter of Transmittal and accompanying certificate(s)/DRS Advice representing Shares (including associated SRP Rights) and all other required documents to an address or transmission by facsimile number other than those specified in the Notice of Guaranteed Delivery does not constitute delivery for purposes of satisfying a guaranteed delivery.

        An "Eligible Institution" means a Canadian Schedule 1 chartered bank, a major trust company in Canada, a member of the Securities Transfer Agent Medallion Program (STAMP), a member of the Stock Exchanges Medallion Program (SEMP) or a member of the New York Stock Exchange Inc. Medallion Signature Program (MSP). Members of these programs are usually members of a recognized stock exchange in Canada or the United States, members of the Investment Industry Regulatory Organization of Canada, members of the Financial Industry Regulatory Authority or banks and trust companies in the United States.

3.     Signatures

        This Letter of Transmittal must be completed and executed by the Shareholder accepting the Offer described above or by such Shareholder's duly authorized representative (in accordance with Instruction 4 below).

  (a)
  If this Letter of Transmittal is executed by the registered holder(s) of the accompanying certificate(s)/DRS Advice, such signature(s) on this Letter of Transmittal must correspond exactly with the name(s) as registered or as written on the face of such certificate(s)/DRS Advice without any change whatsoever, and the certificate(s)/DRS Advice need not be endorsed. If such deposited certificate(s)/DRS Advice are owned of record by two or more joint holders, all such holders must execute this Letter of Transmittal.

  (b)
  Notwithstanding Instruction 3(a), if this Letter of Transmittal is executed by a person other than the registered holder(s) of the accompanying certificate(s)/DRS Advice, or if this Letter of Transmittal is executed other than exactly as the name of the registered Shareholder appears on the share certificate/DRS Advice, or if the share certificate(s)/DRS Advice representing Denison Shares (except in the case of Shares (including associated SRP Rights) deposited by book-entry transfer) or if the certificate(s)/DRS Advice representing Shares (including associated SRP Rights) in respect of which the Offer is not being accepted is (are) to be returned to a person other than such registered holder(s) or sent to an address other than the address of the registered holder(s) shown on the securities register maintained by or on behalf of Rockgate:

  (i)
  the accompanying certificate(s)/DRS Advice must be endorsed or be accompanied by an appropriate share transfer power of attorney, in either case, duly and properly completed by the registered holder(s); and

  (ii)
  the signature on the endorsement panel or share transfer power of attorney must correspond exactly to the name(s) of the registered holder(s) as registered or as written on the face of the certificate(s)/DRS Advice, and must be guaranteed by an Eligible Institution (except that no guarantee is required if the signature is that of an Eligible Institution).

4.     Fiduciaries, Representatives and Authorizations

        Where this Letter of Transmittal is executed by a person as an executor, administrator, trustee or guardian, or on behalf of a corporation, partnership or association or is executed by any other person acting in a representative capacity, such person should so indicate when signing and this Letter of Transmittal must be accompanied by satisfactory evidence of the authority to act. Either Denison or the Depositary, at its sole discretion, may require additional evidence of authority or additional documentation.

5.     Delivery Instructions

        If any share certificate(s)/DRS Advice representing Denison Shares (except in the case of Shares (including associated SRP Rights) deposited by book-entry transfer) is (are) to be sent to or if certificate(s)/DRS Advice representing Shares (including associated SRP Rights) in respect of which the Offer is not being accepted is (are) are to be returned to someone at an address other than the address of the Shareholder as it appears in Block A on this Letter of Transmittal, entitled "Registration and Payment Instructions", then Block B on this Letter of Transmittal, entitled "Delivery Instructions", should be completed. If Block B is not completed, any share certificate(s)/DRS Advice representing Denison Shares (except in the case of Shares (including associated SRP Rights) deposited by book-entry transfer) will be mailed to the depositing Shareholder at the address of such Shareholder as it appears in Block A or, if no address is provided in Block A, then it will be mailed to the address of such Shareholder as it appears on the securities register maintained by or on behalf of Rockgate. Any share certificate(s)/DRS Advice mailed in accordance with the terms of the Offer and this Letter of Transmittal will be deemed to be delivered at the time of mailing.

6.     Partial Deposits

        If fewer than the total number of Shares (including associated SRP Rights) evidenced by any certificate(s)/DRS Advice submitted is to be deposited, fill in the number of Shares and SRP Rights to be deposited in the appropriate space in Box 1 and Box 2, entitled "Shares" and "SRP Rights", as applicable, on this Letter of Transmittal. In such case, new certificate(s)/DRS Advice for the number of Shares (including associated SRP Rights) not deposited under the Offer will be sent to the registered holder as soon as practicable after the Expiry Time (unless such holder completes Block B on this Letter of Transmittal). The total number of Shares (including associated SRP Rights) evidenced by all certificates/DRS Advice delivered will be deemed to have been deposited unless otherwise indicated. Note that this Instruction is not applicable to Shareholders who deposit their Shares (including associated SRP Rights) by book-entry transfer.

7.     Form W-9 for U.S. Shareholders Only

        United States federal income tax law generally requires a U.S. Shareholder who receives cash in exchange for Shares (including associated SRP Rights) to provide the Depositary with its correct Taxpayer Identification Number ("TIN"), which, in the case of a Shareholder who is an individual, is generally the individual's social security number. If the Depositary is not provided with the correct TIN or an adequate basis for an exemption, such holder may be subject to penalties imposed by the Internal Revenue Service and backup withholding in an amount equal to 28% of the gross proceeds of any payment received hereunder. If withholding results in an overpayment of taxes, a refund may be obtained by filing a U.S. tax return and complying with all other necessary requirements.

        To prevent backup withholding, each U.S. Shareholder must provide its correct TIN by completing the Form W-9 set forth in this document, which requires the Shareholder to certify under penalties of perjury, (1) that the TIN provided is correct (or that such Shareholder is awaiting a TIN), (2) that (i) the Shareholder is exempt from backup withholding; (ii) the Shareholder has not been notified by the Internal Revenue Service that he is subject to backup withholding as a result of a failure to report all interest or dividends; or (iii) the Internal Revenue Service has notified the Shareholder that he is no longer subject to backup withholding; (3) that the Shareholder is a U.S. person for U.S. federal income tax purposes (including a U.S. resident alien); and (4) that the FATCA code(s) entered on the form (if any) indicating exemption from FATCA reporting is correct.

        Exempt holders (including, among others, all corporations) are not subject to backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt holder must enter its correct TIN on Form W-9, enter the appropriate exempt payee code, and sign and date the form. See the instructions on Form W-9 (the "W-9 Instructions") for additional instructions.

        If Shares (including associated SRP Rights) are held in more than one name or are not in the name of the actual owner, consult the enclosed W-9 Instructions for information on which TIN to report.

        If a U.S. Shareholder does not have a TIN, such holder should: (i) consult the enclosed W-9 Instructions for instructions on applying for a TIN, (ii) write "Applied For" in the space for the TIN in the Form W-9; and (iii) sign and date the Form W-9. In such case, the Depositary may withhold 28% of the gross proceeds of any payment made to such holder prior to the time a properly certified TIN is provided to the Depositary, and if the Depositary is not provided with a TIN within sixty (60) days, such amounts will be paid over to the Internal Revenue Service.

        If a Shareholder has a U.S. address, but is not a U.S. Shareholder, such holder is required to submit an appropriate and properly completed IRS Form W-8 Certificate of Foreign Status, signed under penalties of perjury. Such appropriate IRS Form W-8 may be obtained from the Depositary or from the IRS website at www.irs.gov.

        A U.S. SHAREHOLDER WHO FAILS TO PROPERLY COMPLETE THE FORM W-9 SET FORTH IN THIS LETTER OF TRANSMITTAL OR A NON-U.S. SHAREHOLDER WHO HAS A U.S. ADDRESS AND FAILS TO PROPERLY COMPLETE THE APPROPRIATE IRS FORM W-8 MAY BE SUBJECT TO BACKUP WITHHOLDING OF 28% OF THE GROSS PROCEEDS OF ANY PAYMENTS MADE TO SUCH HOLDER PURSUANT TO THE OFFER. BACKUP WITHHOLDING IS NOT AN ADDITIONAL TAX. RATHER, THE TAX LIABILITY OF PERSONS SUBJECT TO BACKUP WITHHOLDING WILL BE REDUCED BY THE AMOUNT OF TAX WITHHELD. IF WITHHOLDING RESULTS IN AN OVERPAYMENT OF TAXES, A REFUND MAY BE OBTAINED BY FILING A TAX RETURN WITH THE IRS AND COMPLYING WITH ALL OTHER NECESSARY REQUIREMENTS. THE DEPOSITARY CANNOT REFUND AMOUNTS WITHHELD BY REASON OF BACKUP WITHHOLDING.

        TO ENSURE COMPLIANCE WITH U.S. TREASURY DEPARTMENT CIRCULAR 230, HOLDERS ARE HEREBY NOTIFIED THAT: (A) ANY DISCUSSION OF U.S. FEDERAL TAX ISSUES IN THIS DOCUMENT IS NOT INTENDED OR WRITTEN BY DENISON TO BE USED, AND CANNOT BE USED, BY ANY TAXPAYER FOR THE PURPOSE OF AVOIDING PENALTIES THAT MAY BE IMPOSED ON THE TAXPAYER UNDER THE U.S. INTERNAL REVENUE CODE; (B) THESE DISCUSSIONS WERE WRITTEN IN CONNECTION WITH THE PROMOTION OR MARKETING OF THE OFFER; AND (C) EACH TAXPAYER SHOULD SEEK ADVICE FROM AN INDEPENDENT TAX ADVISOR BASED ON ITS PARTICULAR CIRCUMSTANCES.

8.     Miscellaneous

  (a)
  If the space in Box 1 and Box 2 of this Letter of Transmittal is insufficient to list all certificates/DRS Advice representing Shares and SRP Rights, as applicable, additional certificate/DRS Advice Statement numbers and number of Shares and SRP Rights may be included on a separate signed list affixed to this Letter of Transmittal.

  (b)
  If Deposited Shares are registered in different forms (e.g. "John Doe" and "J. Doe"), a separate Letter of Transmittal should be properly completed and executed for each different registration.

  (c)
  Subject to paragraph (f) below, no alternative, conditional or contingent deposits will be accepted. All depositing Shareholders, by execution of this Letter of Transmittal, or a manually executed facsimile hereof, waive any right to receive any notice of the acceptance of Deposited Shares for payment, except as required by applicable Laws.

  (d)
  The Offer and all contracts resulting from acceptance thereof shall be governed by and construed in accordance with the laws of the Province of British Columbia and the federal laws of Canada applicable therein. Each party to any agreement resulting from the acceptance of the Offer unconditionally and irrevocably attorns to the exclusive jurisdiction of the courts of the Province of British Columbia and all courts competent to hear appeals therefrom.

  (e)
  Before completing this Letter of Transmittal, you are urged to read the accompanying Offer and Circular.

  (f)
  All questions as to the validity, form, eligibility (including, without limitation, timely receipt) and acceptance of any Shares (including associated SRP Rights) deposited under the Offer will be determined by Denison in its sole discretion. Depositing Shareholders agree that such determination will be final and binding. Denison reserves the absolute right to reject any and all deposits that it determines not to be in proper form or that may be unlawful to accept under the laws of any jurisdiction. Denison reserves the absolute right to waive any defects or irregularities in the deposit of any Shares (including associated SRP Rights) or any notice of withdrawal. There shall be no duty or obligation of Denison, the Depositary, the Information Agent or any other person to give notice of any defect or irregularity in any deposit of any Shares (including associated SRP Rights) and any notice of withdrawal and no liability shall be incurred or suffered by any of them for failure to give any such notice. Denison's interpretation of the terms and conditions of the Offer and Circular, this Letter of Transmittal, the Notice of Guaranteed Delivery and any other related documents will be final and binding. Denison reserves the right to permit the Offer to be accepted in a manner other than that set out in the Offer and Circular.

  (g)
  Additional copies of the Offer and Circular, this Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained without charge on request from the Depositary or the Information Agent at their respective addresses specified in this Letter of Transmittal.

9.     Lost Certificates/DRS Advice

        If a certificate/DRS Advice representing Shares (including associated SRP Rights) has been lost or destroyed, this Letter of Transmittal should be completed as fully as possible and forwarded, together with a letter describing the loss, to the Depositary at its office specified in this Letter of Transmittal. The Depositary will forward such letter to the registrar and transfer agent for the Shares so that the registrar and transfer agent may provide replacement instructions. If a certificate/DRS Advice representing Shares (including associated SRP Rights) has been lost, destroyed, mutilated or mislaid, the foregoing action must be taken sufficiently in advance of the Expiry Time in order to obtain a replacement certificate/DRS Advice in sufficient time to permit the Shares (including associated SRP Rights) represented by the replacement certificate/DRS Advice to be deposited under the Offer at or prior to the Expiry Time.

10.   Assistance

        Questions or requests for assistance in accepting the Offer, completing this Letter of Transmittal and depositing the Shares (including associated SRP Rights) with the Depositary may be directed to the Depositary or the Information Agent. Their contact details are provided at the end of this document.

        SHAREHOLDERS SHOULD CONTACT THE DEPOSITARY THEIR BROKER OR OTHER FINANCIAL ADVISOR FOR ASSISTANCE IN ACCEPTING THE OFFER COMPLETING THIS LETTER OF TRANSMITTAL AND DEPOSITING SHARES (INCLUDING ASSOCIATED SRP RIGHTS) WITH THE DEPOSITARY.

        THIS LETTER OF TRANSMITTAL OR A MANUALLY EXECUTED FACSIMILE HEREOF (TOGETHER WITH CERTIFICATES/DRS ADVICE REPRESENTING THE SHARES (INCLUDING ASSOCIATED SRP RIGHTS) AND ALL OTHER REQUIRED DOCUMENTS) OR THE NOTICE OF GUARANTEED DELIVERY OR A MANUALLY EXECUTED FACSIMILE THEREOF MUST BE RECEIVED BY THE DEPOSITARY AT OR PRIOR TO THE EXPIRY TIME.

 PRIVACY NOTICE

        Computershare is committed to protecting your personal information. In the course of providing services to you and our corporate clients, we receive non-public personal information about you — from transactions we perform for you, forms you send us, other communications we have with you or your representatives, etc. This information could include your name, address, social insurance number, securities holdings and other financial information. We use this to administer your account, to better serve your and our clients' needs and for other lawful purposes relating to our services. We have prepared a Privacy Code to tell you more about our information practices and how your privacy is protected. It is available at our website, www.computershare.com, or by writing us at 100 University Avenue, 8th floor, Toronto, Ontario, M5J 2Y1. Computershare will use the information you are providing on this form in order to process your request and will treat your signature(s) on this form as your consent to the above.

Form W-9 (Rev. August 2013) Department of the Treasury Internal Revenue Service	Request for Taxpayer Identification Number and Certification	Give form to the requester. Do not send to the IRS.

Print or type
See Specific Instructions on page 2.

Name (as shown on your income tax return)

Business name/disregarded entity name, if different from above

Check appropriate box for federal tax classification:					Exemptions (see instructions):
☐ Individual/sole proprietor	☐ C Corporation	☐ S Corporation	☐ Partnership	☐ Trust/estate
☐ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=partnership) >					Exempt payee code (if any) Exemption from FATC reporting code (if any)
☐ Other (see instructions) >

Address (number, street, and apt. or suite no.)

City, state, and ZIP code

List account number(s) here (optional)

  Part I Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on the "Name" line to avoid backup withholding. For individuals, this is your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN on page 3.

Social security number
	[]	[]	[] -	[]	[] -	[]	[]	[]	[]
Note. If the account is in more than one name, see the chart on page 4 for guidelines on whose number to enter.
Employer identification number

	[]	[] -	[]	[]	[]	[]	[]	[]	[]

  Part II Certification

Under penalties of perjury, I certify that:
1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and
2.
I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and
3.	I am a U.S. citizen or other U.S. person (defined below), and
4.	The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATC reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions on page 3.

Sign Here	Signature of U.S. person >	Date >

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Future developments. The IRS has created a page on IRS.gov for Information about Form W-9 at www.irs.gov./w9. Information about any future developments affecting Form W-9 (such as legislation enacted after we release it) will be posted on that page.

Purpose of Form

A person who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) to report, for example, income paid to you, payments made to you in settlement of payment card and third party network transactions, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA.

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN to the person requesting it (the requester) and, when applicable, to:

1.
Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),
2.
Certify that you are not subject to backup withholding, or

3.
Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners' share of effectively connected income, and

4.
Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATC reporting, is correct.

Note. If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester's form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

•
An individual who is a U.S. citizen or U.S. resident alien,

•
A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States,

•
An estate (other than a foreign estate), or

•
A domestic trust (as defined in Regulations section 301.7701-7).

W-9-1

Form W-9 (Rev. 8-2013)	Page 2

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax under section 1446 on any foreign partners' share of effectively connected taxable income from such business. Further, in certain cases where a Form W-9 has not been received, the rules under section 1446 require a partnership to presume that a partner is a foreign person, and pay the section 1446 withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid section 1446 withholding on your share of partnership income.

In the cases below, the following person must give Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States:

•
In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the entity,

•
In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the trust, and

•
In the case of a U.S. trust (other than a grantor trust), the U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person, do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Publication 515. Withholding of Tax on Nonresidential Aliens and Foreign Entities.)

Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a "saving clause." Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:

1.
The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2.
The treaty article addressing the income.

3.
The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4.
The type and amount of income that qualifies for the exemption from tax.

5.
Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233.

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS a percentage of such payments. This is called "backup withholding." Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1.
You do not furnish your TIN to the requester,

2.
You do not certify your TIN when required (see the Part II instructions on page 3 for details),

3.
The IRS tells the requester that you furnished an incorrect TIN,

4.
The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5.
You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See Exempt payee code on page 3 and the separate Instructions for the Requester of Form W-9 for more information.

Also see Special rules for partnerships on page 1.

What is FATCA reporting? The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign institution to report all United States account Holders that are specified United States persons. Certain payees are exempt from FATCA reporting. See Exemption from the FATCH reporting code on page 3 and the instructions for the Requestor of Form W-9 for more information.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account, for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Name

If you are an individual, you must generally enter the name shown on your income tax return. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.

If the account is in joint names, list first, and then circle, the name of the person or entity whose number you entered in Part I of the form.

Sole proprietor. Enter your individual name as shown on your income tax return on the "Name" line. You may enter your business, trade, or "doing business as (DBA)" name on the "Business name/disregarded entity name" line.

Partnership, C Corporation, or S Corporation. Enter the entity's name on the "Name" line and any business, trade, or "doing business as (DBA) name" on the "Business name/disregarded entity name" line.

W-9-2

Form W-9 (Rev. 8-2013)	Page 3

Disregarded entity. For U.S. federal tax purposes, an entity that is disregards as an entity separate from its owner is treaded as a "disregarded entity." See Regulation section 301.7701-2(c)(2)(iii). Enter the owner's name on the "Name" line. The name of the entity entered on the "Name" line should never be a disregarded entity. The name on the "Name" line must be the name shown on the income tax return on which the income will be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a owner that is a U.S. person, the U.S. owner's name is required to be provided on the "Name" line. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity's name on the "Business name/disregarded entity name" line. If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a form W-9. This is the case even if the foreign person has a U.S. TIN.

Note. Check the appropriate box for the U.S. federal tax classification of the person whose name is entered on the "Name" line (Individual/sole proprietor, Partnership, C Corporation, S Corporation, Trust/estate).

Limited Liability Company (LLC). If the person identified on the "Name" line is an LLC, check the "Limited liability company" box only and enter the appropriate code for the U.S. federal tax classification in the space provided. If you are an LLC that is treated as a partnership for U.S. federal tax purposes, enter "P" for partnership. If you are an LLC that has filed a Form 8832 or a Form 2553 to be taxed as a corporation, enter "C" for C corporation or "S" for S corporation, as appropriate. If you are an LLC that is disregarded as an entity separate from its owner under Regulation section 301.7701-3 (except for employment and excise tax), do not check the LLC box unless the owner of the LLC (required to be identified on the "Name" line) is another LLC that is not disregarded for U.S. federal tax purposes. If the LLC is disregarded as an entity separate from its owner, enter the appropriate tax classification of the owner identified on the "Name" line.

Other entities. Enter your business name as shown on required U.S. federal tax documents on the "Name" line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the "Business name/ disregarded entity name" line.

Exemptions

If you are exempt from backup withholding, enter into the Exemptions Box, any code(s) that may apply to you. See Exempt payee code and Exemption from FATCA reporting code on page 3.

Exempt payee code. Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends. Corporations are not exempt from backup withholding for payments made in settlement of payment card or third party network transactions.

Note. If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.

The following payees are exempt from backup withholding:

1 — An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2),

2 — The United States or any of its agencies or instrumentalities

3 — A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities

4 — A foreign government or any of its political subdivisions, agencies, or instrumentalities

5 — A corporation

6 — A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States

7 — A futures commission merchant registered with the Commodity Futures Trading Commission

8 — A real estate investment trust

9 — An entity registered at all times during the tax year under the Investment Company Act of 1940

10 — A common trust fund operated by a bank under section 584(a)

11 — A financial institution

12 — A middleman known in the investment community as a nominee or custodian

13 — A trust exempt from tax under section 664 or described in section 4947

The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13.

IF the payment is for . . .	THEN the payment is exempt for . . .

Interest and dividend payments	All exempt payees except for 7

Broker transactions

Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012.

Barter exchange transactions and patronage dividends	Exempt payees 1 through 4

Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt payees 1 through 5[2]

Payments made in settlement of payment card or third party network transactions	Exempt payees 1 through 4

1
See Form 1099-MISC, Miscellaneous Income, and its instructions.

2
However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys' fees, gross proceeds paid to an attorney, and payments for services paid by a federal executive agency.

Exemptions from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements.

A — An organization exempt from tax under section 501(a), or any individual retirement plan as defined in section 7701(a)(37)

B — The United States or any of its agencies or instrumentalities

C — A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities

D — A corporation the stock of which is regularly traded on one or more established securities markets, as described in Reg. section 1.1472-1(c)(1)(i)

E — A corporation that is a member of the same expanded affiliated group as a corporation described in Reg. section 1.1472-1(c)(1)(i)

F — A dealer in securities, commodities or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such for the laws of the United States or any state

G — A real estate invest trust

H — A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940

I — A common trust fund as defined under section 584(a)

J — A bank as defined in section 581

K — A broker

L — A trust exempt from tax under section 664 or described in section 4947(a)(1)

M — A tax exempt trust under a section 403(b) plan or section 457(g) plan

W-9-3

Form W-9 (Rev. 8-2013)	Page 4

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

If you are a single-member LLC that is disregarded as an entity separate from its owner (see Limited Liability Company (LLC) on page 2), enter the owner's SSN (or EIN, if the owner has one). Do not enter the disregarded entity's EIN. If the LLC is classified as a corporation or partnership, enter the entity's EIN.

Note. See the chart on page 4 for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form online at www.ssa.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting IRS.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and write "Applied For" in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note. Entering "Applied For" means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items 1, 4 or 5 below indicate otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on the "Name" line must sign. Exempt payees, see Exempt Payee code earlier.

Signature requirements. Complete the certification as indicated in items 1 through 5 below.

1.
Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983.    You must give your correct TIN, but you do not have to sign the certification.

2.
Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983.    You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3.
Real estate transactions.    You must sign the certification. You may cross out item 2 of the certification.

4.
Other payments.    You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. "Other payments" include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments made in settlement of payment card and third party network transactions, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).
5.
Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions.    You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

For this type of account:			Give name and SSN of:

1.	Individual		The individual
2.	Two or more individuals (joint account)		The actual owner of the account or, if combined funds, the first individual on the account[1]
3.	Custodian account of a minor (Uniform Gift to Minors Act)		The minor[2]
4.	a.	The usual revocable savings trust (grantor is also trustee)	The grantor-trustee[1]
	b.	So-called trust account that is not a legal or valid trust under state law	The actual owner[1]
5.	Sole proprietorship or disregarded entity owned by an individual		The owner[3]
6.	Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulation section 1.671-4(b)(2)(i)(A))		The grantor*

For this type of account:			Give name and EIN of:

7.	Disregarded entity not owned by an individual		The owner
8.	A valid trust, estate, or pension trust		Legal entity[4]
9.	Corporation or LLC electing corporate status on Form 8832 or Form 2553		The corporation
10.	Association, club, religious, charitable, educational, or other tax-exempt organization		The organization
11.	Partnership or multi-member LLC		The partnership
12.	A broker or registered nominee		The broker or nominee
13.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments		The public entity
14.	Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulation section 1.671-4(b)(2)(i)(B))		The trust

1
List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.

2
Circle the minor's name and furnish the minor's SSN.

3
You must show your individual name and you may also enter your business or "DBA" name on the "Business name/disregarded entity" name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

W-9-4

Form W-9 (Rev. 8-2013)	Page 5

4
List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules for partnerships on page 1.

*Note. Grantor also must provide a Form W-9 to trustee of trust.

Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records from Identity Theft

Identity theft occurs when someone uses your personal information such as your name, social security number (SSN), or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

•
Protect your SSN,

•
Ensure your employer is protecting your SSN, and

•
Be careful when choosing a tax preparer.

If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.

For more information, see Publication 4535, Identity Theft Prevention and Victim Assistance.

Victims of identity theft who are experiencing economic harm or a system problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at: spam@uce.gov or contact them at www.ftc.gov/idtheft or 1-877-IDTHEFT (1-877-438-4338).

Visit IRS.gov to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. commonwealth and possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.

W-9-5

The Depositary for the Offer is:
Computershare Investor Services Inc.

By Mail	By Registered Mail, by Hand or by Courier
Computershare Investor Services Inc. PO Box 7021 31 Adelaide Street E. Toronto ON M5C 3H2 Attention: Corporate Actions	Computershare Investor Services Inc. 100 University Ave., 8th Floor Toronto ON M5J 2Y1 Attention: Corporate Actions

Toll Free: 1-800-564-6253
E-mail: corporateactions@computershare.com

The Information Agent for the Offer is:

Laurel Hill Advisory Group

North American Toll Free Phone:

1-877-452-7184

E-mail:    assistance@laurelhill.com

Facsimile:    1-416-646-2415

Outside North America, Banks and Brokers Call Collect:    1-416-304-0211

Any questions or requests for assistance or additional copies of the Offer and Circular, this Letter of Transmittal or the Notice of Guaranteed Delivery may be directed to the Depositary or the Information Agent at the telephone numbers and locations set out above. Shareholders may also contact their investment advisor, stockbroker, bank, trust company or other nominee for assistance concerning the Offer.

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